Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do no currently grant stock options or option-like equity awards to our employees or directors, therefore we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. With respect to the RSU and PSUs that were granted during the 2025 year, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation in 2025.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards.
MNPI Disclosure Timed for Compensation Value	false